Portfolio of Investments (unaudited)
TAX EXEMPT OPPORTUNITIES FUND
September 30, 2019

Principal
Amount		Security	Value
		MUNICIPAL BONDS—97.2%
		Alaska—.1%
$525	M	Northern Tobacco Securitization Settlement Rev. 5% 6/1/2046	$525,835
		Arizona—.8%
		Arizona State Indl. Dev. Authority:
500	M	6% 7/01/2049	526,720
375	M	5% 7/15/2049	409,024
500	M	5% 12/15/2049	550,430
375	M	5.5% 7/1/2052	404,276
		Glendale Indl. Dev. Auth. Revenue:
200	M	5% 11/15/2045	214,026
415	M	5.25% 11/15/2046	442,344
375	M	5% 7/1/2048	399,491
300	M	5% 11/15/2053	321,300
			3,267,611
		California—10.2%
1,000	M	Bay Area Toll Auth. 5% 4/1/2044	1,253,430
600	M	California Community Hsg. Agy. 5% 4/1/2049	669,618
13,750	M	California Edl. Facs. Auth. Rev. 5% 3/15/2039	20,005,838
355	M	California School Fin. Auth. 4.75% 10/1/2024	376,250
		California State:
1,540	M	5% 8/1/2033	1,804,172
5,000	M	5% 4/1/2037	5,592,850
1,900	M	5% 4/1/2038	2,411,271
300	M	California State Muni Fin. Rev. 5.5% 6/1/2053	332,928
375	M	California State Poll. Control Fin. Rev. 8% 7/1/2039	409,234
500	M	Golden State Tobacco Securitization 5% 6/1/2047	513,050
2,500	M	Los Angeles County Met. Trans. Auth. 5% 7/1/2044	3,105,100
5,000	M	San Francisco City & County Airports 5% 5/1/2044	6,087,100
			42,560,841
		Colorado—2.1%
225	M	Blue Lake Met. Dist. GO 5.25% 12/1/2048	233,687
375	M	Colorado State Health Facs. Auth. Hosp. Rev. 5.25% 11/1/2032	385,166
500	M	Crowfoot Valley Ranch Met. Dist. GO 5.75% 12/1/2048	524,150
6,000	M	Denver City & County Airport Rev. 5% 12/1/2043	7,213,260
500	M	South Maryland Creek Ranch GO 5.625% 12/1/2047	519,500
			8,875,763
		Connecticut—1.5%
		Connecticut State Hlth. & Educ. Facs. Auth. Revenue:
1,000	M	Sacred Heart University 5% 7/1/2037	1,199,000
1,000	M	State Supported Child Care 5% 7/1/2028	1,058,420
855	M	Hartford GO 5% 4/1/2021 (a)	900,837
1,000	M	Hartford Cnty. Met. Dist. Clean Water Project Rev. 5% 4/1/2036	1,081,990
750	M	Stamford Water Pollution Control Sys. & Fac. Rev.
		5.5% 8/15/2038	862,013
150	M	Stratford GO 5% 7/1/2035	175,030
1,000	M	Waterbury GO 5% 12/1/2032	1,129,750
			6,407,040
		District of Columbia—.8%
1,975	M	Metropolitan Washington D.C. Airport Auth. 5% 10/1/2035	2,346,122
1,000	M	Washington DC Met. Area Transit Auth. Rev. 5% 7/1/2043	1,204,960
			3,551,082
		Florida—3.8%
375	M	Alachua County Hlth. Facs. Auth. Rev. 6.25% 11/15/2044	327,994
5,000	M	Broward County Airport Sys. Rev. 5.25% 10/1/2030	5,705,400
		Capital Trust Agency Revenue:
375	M	10% 11/1/2020	374,554
150	M	6.75% 10/1/2037	148,614
500	M	7% 12/1/2045	519,915
500	M	5% 7/1/2046	533,685
320	M	7% 10/1/2049	313,715
335	M	Collier County Indl. Dev. Auth. Rev. 8.125% 5/15/2044	321,600
3,000	M	Davie Educational Facs. Rev. 5% 4/1/2038	3,563,070
475	M	Lee County Indl. Dev. Auth. Rev. 5.75% 12/1/2052	506,469
1,250	M	Manatee County School Dist. Rev. 5% 10/1/2032	1,524,488
1,500	M	Miami-Dade County Hlth. Facs. Auth. Rev. 5% 8/1/2042	1,779,615
370	M	Volusia County Indl. Dev. Auth. Rev. 7.25% 7/1/2053	371,702
			15,990,821
		Georgia—2.1%
5,000	M	Atlanta Airport Rev. 5.25% 1/1/2030	5,232,950
2,500	M	Bibb County Dev. Auth. Rev. 5.75% 7/1/2040	2,679,650
830	M	Georgia St. Environmental Loan Acquisition Corp. 5.125% 3/15/2031	830,000
			8,742,600
		Hawaii—3.8%
2,500	M	Hawaii State Harbor Sys. Rev. 5.25% 7/1/2030	2,570,675
3,750	M	Honolulu City & County GO 5% 9/1/2041	4,644,938
7,600	M	Honolulu City & County Wastewater Sys. Rev. 5% 7/1/2040	8,876,724
			16,092,337
		Idaho—.1%
330	M	Idaho State Hlth. Facs. Auth. Rev. 8% 10/1/2044	372,834
		Illinois—1.4%
500	M	Bridgeview GO 5.625% 12/1/2041	507,305
365	M	Chicago Board of Education GO 5% 12/1/2041	379,662
		Chicago O'Hare Intl. Airport Revenue:
1,690	M	5% 1/1/2037	2,059,231
600	M	5% 1/1/2038	728,472
		Illinois State Fin. Auth. Revenue:
375	M	Admiral Lake Project 5.5% 5/15/2054	397,207
375	M	Blue Station Project 5% 12/1/2053	366,562
165	M	Windy City Portfolio 5.5% 12/1/2052	115,516
1,000	M	Illinois State Sales Tax Rev. 6% 6/15/2026	1,219,000
			5,772,955
		Indiana—.1%
330	M	Anderson Econ. Dev. Rev. 6% 10/1/2042	353,021
		Louisiana—.2%
375	M	Juban Crossing Econ. Dev. Dist. Rev. 7% 9/15/2044	384,889
375	M	Louisiana St. Local Govt. Environmental Dev. Auth. Rev. 5.65% 11/1/2037	422,321
			807,210
		Massachusetts—5.9%
500	M	Boston Water & Sewer Commission Rev. 5% 11/1/2030	553,575
		Massachusetts State Dev. Fin. Agy. Revenue:
1,000	M	Boston College 5% 7/1/2039	1,216,720
500	M	Emerson College 5% 1/1/2038	593,295
500	M	Phillips Academy 5% 9/1/2038	562,985
300	M	Williams College 4% 7/1/2046	334,503
140	M	Massachusetts State Edl. Fing. Auth. 6% 1/1/2028	141,261
		Massachusetts State General Obligation:
1,000	M	5.5% 8/1/2030	1,373,140
5,000	M	5% 8/1/2035	5,309,900
1,000	M	Massachusetts State Hsg. Fin. Agy. Rev. 5.25% 12/1/2035	1,026,180
		Massachusetts State Port Authority:
4,000	M	5% 7/01/2037	4,980,600
2,945	M	5% 7/01/2039	3,644,467
1,825	M	5% 7/01/2040	2,252,981
1,000	M	Massachusetts State Sch. Bldg. Auth. Sales Tax Rev. 5% 10/15/2032	1,073,310
500	M	Quincy GO 5% 12/1/2028	521,135
1,000	M	University of Massachusetts Bldg. Auth. Proj. Rev. 5% 11/1/2039	1,099,200
			24,683,252
		Michigan—3.6%
1,000	M	Goodrich Area School District GO 5.5% 5/1/2032	1,064,400
1,000	M	Kent Hosp. Fin. Auth. Rev. 5% 11/15/2029	1,067,790
5,000	M	Lansing Brd. Wtr. & Lt. Utility Sys. Rev. 5.5% 7/1/2041	5,334,250
1,000	M	Michigan State Bldg. Auth. Facs. Prog.
		5% 10/15/2029	1,068,300
525	M	Michigan State Tobacco Settlement Fin. Auth. Rev. 6% 6/1/2048	528,344
500	M	Monroe County Economic Dev. Corp. 6.95% 9/1/2022	577,085
180	M	Novi Community School District GO 5% 5/1/2037	216,070
500	M	Saginaw Water Supply System Rev. 5% 7/1/2031	533,150
1,000	M	Wayne Charter County Capital Improvement GO 5% 2/1/2030	1,002,680
		Wayne County Airport Authority Revenue:
2,500	M	5% 12/1/2042	2,735,800
750	M	5% 12/1/2045	872,033
			14,999,902
		Minnesota—.6%
500	M	Bemidji 5% 2/1/2021 (a)	524,520
300	M	Minneapolis Dev. Rev. Ltd. Tax Supported 6.25% 12/1/2030	316,386
750	M	Minnesota State Agric. & Econ. Dev. Brd. Rev. Health Care Rev. 5% 2/15/2030	758,385
		Minnesota State Housing Finance Agency Rev. Rental Housing Revenue:
250	M	5% 8/1/2031	266,010
300	M	5.05% 8/1/2031	315,714
250	M	Minnesota State Municipal Pwr. Agy. Elec. Sys. Rev. 5.25% 10/1/2035	259,270
			2,440,285
		Mississippi—.3%
1,000	M	Mississippi Dev. Bk. Special Obligation
		Jackson Wtr. & Swr. Sys. Proj. 6.75% 12/1/2030	1,191,720
		Missouri—1.2%
		Kansas City Special Obligation Revenue:
4,000	M	5% 9/1/2034	4,010,200
1,000	M	5% 9/1/2037	1,002,440
			5,012,640
		New Jersey—3.5%
1,500	M	New Jersey State Educational Facs. Auth. Rev. 5% 7/1/2035	1,814,370
		New Jersey State Transportation Trust Fund Authority:
2,000	M	5% 12/15/2028	2,424,580
2,205	M	5% 6/15/2029	2,657,775
6,000	M	New Jersey State Turnpike Auth. Rev. 5% 1/1/2045	6,879,120
800	M	Tobacco Settlement Fing. Corp. Rev. 5% 6/1/2046	882,680
			14,658,525
		New York—22.0%
400	M	Build New York City Resource Corp. 5.75% 2/1/2049	426,344
		Long Island Power Auth. Revenue:
2,000	M	5% 9/1/2038	2,464,800
3,000	M	5% 9/1/2041	3,564,330
4,110	M	Metropolitan Transportation Auth. Rev. Green Bond 5% 11/15/2036	4,982,101
375	M	Nassau County Indl. Dev. Agy. Rev. 6.7% 1/1/2049	374,985
		New York City General Obligation:
5,495	M	5% 6/1/2034	6,474,539
2,000	M	5% 4/1/2035	2,488,020
4,500	M	5% 12/1/2037	5,413,140
5,000	M	5% 12/1/2041	5,969,850
		New York City Trans. Fin. Auth. Revenue:
7,500	M	Building Aid Rev. 5% 7/15/2037	8,563,425
5,000	M	Future Tax 5% 5/1/2032	6,043,400
		New York State Dormitory Auth. Revenue:
		Personal Income Tax Revenue:
5,000	M	5% 3/15/2031	5,894,550
5,000	M	5% 3/15/2034	5,423,950
		Sales Tax Revenue:
4,000	M	5% 3/15/2039	4,829,840
1,000	M	5% 3/15/2041	1,202,010
6,120	M	5% 3/15/2042	7,339,165
6,250	M	New York State Thruway Auth. Highway Rev. 5% 1/1/2031	7,335,188
3,000	M	New York State Transportation Rev. 5% 1/1/2033	3,601,020
6,895	M	New York State Urban Dev. Corp. 5% 3/15/2037	8,603,788
		Suffolk Tobacco Asset Securitization:
300	M	6.625% 6/1/2044	316,623
200	M	6% 6/1/2048	200,346
775	M	Westchester County Ind. Dev. Auth. Rev. 7% 6/1/2046	877,029
			92,388,443
		North Carolina—2.7%
1,000	M	Charlotte Water & Sewer Sys. Rev. 5% 7/1/2040	1,178,730
465	M	Dare County Utilities Sys. Rev. 5% 2/1/2021 (a)	488,120
1,000	M	Nash Health Care Sys. Rev. 5.5% 11/1/2026	1,019,000
500	M	North Carolina State Capital Facs. Fin. Agy. Rev. 5% 10/1/2041	591,555
5,890	M	North Carolina Turnpike Authority Rev. 5% 1/1/2036	7,292,350
500	M	University of North Carolina Hosp. Chapel Hill Rev. 5% 2/1/2046	581,490
			11,151,245
		Ohio—1.5%
		Buckeye Tobacco Settlement Fing. Auth. Revenue:
125	M	5.75% 6/1/2034	125,185
380	M	5.875% 6/1/2047	381,672
500	M	Defiance City School District GO 5% 12/1/2039	549,425
495	M	Lake County Port & Econ. Dev. Auth. Rev. 6.75% 12/1/2052	517,013
		Montgomery County Senior Living:
250	M	6% 4/1/2038	279,417
250	M	6.25% 4/1/2049	281,175
500	M	Ohio State Higher Educational Facilities Rev.
		University of Dayton Proj. 5.375% 12/1/2030	521,510
300	M	Ohio State Turnpike Comm. Rev. 5% 2/15/2028	334,629
1,000	M	Summit County Port Auth. Rev. 5.375% 12/1/2030	1,046,230
1,000	M	Toledo Waterworks Rev. 5% 11/15/2038	1,105,760
1,000	M	University of Akron General Receipts 5% 1/1/2028	1,008,170
			6,150,186
		Oregon—.9%
500	M	Multnomah County Hospital Facs. Auth. 5.4% 10/1/2044	546,565
2,500	M	Oregon State GO 5% 5/1/2044	3,135,800
			3,682,365
		Pennsylvania—8.5%
6,000	M	Allegheny County Port Auth. Spl. Rev. 5.25% 3/1/2024	6,314,340
1,000	M	Bucks County Water & Sewer Auth. Rev. 5% 12/1/2020 (a)	1,043,540
250	M	Capital Region Water Rev. 5% 7/15/2038	303,185
1,000	M	Central Bradford Progress Auth. Hosp. Rev. 5.5% 12/1/2031	1,074,210
1,000	M	Cheltenham Township School District 5% 3/15/2038	1,154,810
		Dauphin County Gen. Auth. University Revenue:
375	M	5% 10/15/2034	423,049
150	M	5.125% 10/15/2041	167,613
1,500	M	Delaware County Auth. Rev. 5% 10/1/2042	1,793,385
500	M	Delaware County Regl. Water Quality Control Auth. Rev. 5% 5/1/2040	577,825
		Erie Parking Auth. Facs. Revenue:
260	M	5.2% 9/1/2020 (a)	269,131
740	M	5.2% 9/1/2035	762,148
500	M	Erie Water Auth. Water Rev. 4% 12/1/2044	571,790
2,500	M	Newtown Township Swr. Auth. Rev. 5% 9/1/2043	2,962,325
500	M	North Penn Water Auth. Rev. 5% 11/1/2032	534,240
1,000	M	Penn Delco School District GO 5% 6/1/2034	1,124,440
1,205	M	Penn Manor School District GO 5% 3/1/2037	1,442,903
500	M	Pennsylvania State Econ. Dev. Fing. Auth. Rev. 6.75% 12/1/2053	515,075
		Pennsylvania State Turnpike Comm. Revenue:
1,000	M	5% 12/1/2021 (a)	1,080,470
2,500	M	5% 12/1/2039	2,864,525
2,000	M	5% 12/1/2043	2,446,580
1,000	M	5% 12/1/2044	1,140,700
635	M	5% 12/1/2045	736,333
500	M	Philadelphia Hosp. & Higher Educ. Facs. Rev. 5% 7/1/2032	529,405
1,000	M	Philadelphia Water & Wastewater Rev. 5% 11/1/2028	1,107,470
1,000	M	Pittsburgh GO 5% 9/1/2035	1,217,310
500	M	State Pub. Sch. Bldg. Rev 5.5% 3/1/2031	525,555
1,500	M	Upper Saint Clair School District GO 5% 10/1/2041	1,707,750
1,000	M	Woodland Hills School District GO 5% 9/1/2043	1,172,990
			35,563,097
		Puerto Rico—.1%
500	M	Puerto Rico Sales Tax Fing. Corp. 4.75% 7/1/2053	520,000
		Rhode Island—.3%
1,415	M	Rhode Island Hth. & Edl. Bldg. Corp. Rev. 5.25% 9/15/2029	1,419,089
		South Carolina—.2%
		South Carolina State Jobs Econ. Dev. Authority:
375	M	7% 11/1/2038	392,651
600	M	7% 5/1/2039	611,682
			1,004,333
		Tennessee—1.4%
5,020	M	Metropolitan Nashville Arpt. Auth. Rev. 5% 7/1/2045	5,772,297
		Texas—10.9%
3,610	M	Alamo Regional Mobility Rev. 5% 6/15/2046	4,158,179
400	M	Brazoria County Indl. Dev. Corp. 9% 3/1/2039	426,876
5,000	M	Dallas-Fort Worth Intl. Arpt. Rev. 5.25% 11/1/2030	5,734,350
500	M	Jefferson County Indl. Dev. Corp. 7.75% 4/1/2039	519,030
2,165	M	Little Elm ISD GO 5% 8/15/2037	2,297,909
1,750	M	Montgomery County Toll Road Auth. Rev. 5% 9/15/2037	1,971,638
500	M	New Hope Cultural Edl. Facs. Fin. Corp. 5.25% 10/1/2049	554,245
375	M	Newark Higher Ed. Fin. Corp. Rev. 5.125% 8/15/2047	385,185
2,000	M	North Texas Tollway Auth. Rev. 5% 1/1/2040	2,216,640
		Northwest ISD General Obligation:
10,000	M	5% 2/15/2042	11,755,000
1,335	M	5% 2/15/2045	1,541,391
750	M	Port Beaumont Naval District 8% 2/1/2039	790,665
10,000	M	Rockwall ISD GO 5% 2/15/2046	11,509,300
		Tarrant County Cultural Edu. Facs. Fin. Corp. Revenue:
375	M	10% 3/15/2023	375,052
500	M	6.75% 11/15/2047	576,385
350	M	6.375% 2/15/2048	390,985
345	M	Woodloch Health Facs. Dev. Corp. 7.125% 12/1/2051	353,387
			45,556,217
		Utah—1.1%
4,000	M	Salt Lake City Airport Rev. 5% 7/1/2036	4,877,920
		Virginia—3.0%
1,000	M	New River Vy. Regl. Jail Facs. Rev. 5% 10/1/2038	1,192,340
1,000	M	Norfolk Econ. Dev. Auth. Hlth. Care Facs. Rev. 5% 11/1/2043	1,084,750
1,000	M	Norfolk GO 5% 8/1/2023 (a)	1,140,620
500	M	Powhatan County GO 5% 1/15/2032	505,020
500	M	Prince William County Indl. Dev. Auth. 5.5% 9/1/2021 (a)	539,365
1,000	M	Rappahannock Regl. Jail Facs. Rev. 5% 10/1/2035	1,196,320
500	M	Richmond Public Util. Rev. 5% 1/15/2038	557,350
375	M	Tobacco Settlement Fing. Corp. Rev. 5.2% 6/1/2046	377,512
1,000	M	Virginia State College Bldg. Auth. Facs. Rev. 5% 9/1/2029	1,169,330
1,000	M	Virginia State Res. Auth. Infrastructure Rev.
		5% 11/1/2045	1,198,550
1,000	M	Washington County Indl. Dev. Auth. Lease Rev. 5.25% 8/1/2020 (a)	1,032,760
1,745	M	Western Virginia Reg. Jail. Auth. Rev. 5% 12/1/2037	2,113,370
500	M	Winchester Econ. Dev. Auth. Hosp. Rev. 5% 1/1/2035	583,825
			12,691,112
		Washington—.2%
375	M	King County Public Hosp. District Rev. 6.25% 12/1/2045	398,441
350	M	Washington State Housing Fin. Comm. Rev. 7% 7/1/2045	377,853
			776,294
		West Virginia—.1%
300	M	West Virginia State Econ. Dev. Auth. Rev. 8.75% 2/1/2036	309,135
		Wisconsin—2.2%
500	M	Cornerstone Charter Academy Proj. 5.125% 2/1/2046	519,250
375	M	Public Finance Auth. Educ. Fin. Auth. Rev. 6.125% 2/1/2048	390,911
350	M	Vista Grande Villa Public Fin. Auth. Rev. 6.5% 7/1/2050	362,138
6,650	M	Wisconsin State GO 5% 5/1/2032	7,847,998
			9,120,297

Total Value of Municipal Bonds (cost $378,281,333)	97.2%	407,288,304
Other Assets, Less Liabilities	2.8	11,554,594
Net Assets	100.0%	$418,842,898

At September 30, 2019, the cost of municipal investments for federal income tax purposes was $378,281,333. Accumulated net unrealized appreciation on investment was $29,006,971, consisting of $29,203,603 gross unrealized appreciation and $196,632 gross unrealized depreciation.

FOOTNOTES

(a)	Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

Summary of Abbreviations:

GO	General Obligation
ISD	Independent School District

1. Security Valuation—The municipal securities in which the Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers and other available information in determining value. If prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities are valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, the Funds may value the defaulted bond daily based upon the value of a comparable bond which is not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Municipal bonds are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term tax exempt investments are categorized in Level 2. Securities that are fair valued by the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3
Investments in Municipal Bonds*
Tax Exempt Opportunities	$-	$407,288,304	$-

*	The portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

2. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined, and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Bond premiums and discounts on securities are accreted or amortized using the interest method. Interest Income on zero coupon bonds is accrued daily at the effective interest rate. Estimated expenses are accrued daily.

3. Derivatives—The Funds may invest in derivatives such as futures contracts, options on futures contracts (“options”), inverse floating rate securities (“inverse floaters”), interest rate swap agreements (“swap agreements”) and Municipal Market Data rate locks (“MMD Rate Locks”) to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Funds’ adviser, FIMCO, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. For the period ended September 30, 2019, the Fund held no investments in futures contracts.

Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floater may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds' investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are included in the Statements of Operations. For the period ended September 30, 2019, the Fund had no investments in inverse floaters that were acquired through exchanges with trusts.

Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio. Swap agreements are marked-to-market daily based on valuations provided by a pricing service and changes in value, if any, are recorded as unrealized appreciation or depreciation in the Statements of Operations. Gains or losses are realized upon early termination of the swap agreements. Risks may exceed the amounts shown in the Statements of Assets and Liabilities. These risks include failure of the counterparty to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. For the period ended September 30, 2019, the Fund had no investments in swap agreements.

An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. There is no payment made or received at inception of the MMD Rate Lock. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to an MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund. The use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. For the period ended September 30, 2019, the Fund had no investments in MMD Rate Locks.